Exhibit 10.10
AMENDMENT NO. 16
     This Amendment No. 16 (the “Amendment No. 16”) is made on April 6, 2005, by and between Valor Telecommunications Enterprises, L.L.C. (“Customer”) and MCI WORLDCOM Network Services, Inc. (“MCI”), to those certain Program Enrollment Terms (the “PET”), to that certain Telecommunications Services Agreement more particularly described as TSA # VTE — 001019 (the “TSA”), made by and between Customer and MCI dated September 30, 2000, including all prior applicable amendments thereto (the “Prior Amendments”). In the event of any conflict between the terms of the TSA, the PET, any Prior Amendment or any applicable Attachment and the terms of this Amendment No. 16, the terms of this Amendment No. 16 shall control. The TSA along with the PET, the Prior Amendments, all applicable Attachment(s), and this Amendment No. 16 shall collectively be referred to as the “Agreement”. Capitalized terms not defined herein shall have the meaning ascribed to them in other documents referenced herein. All references to “MCI WorldCom” in the Agreement including any attachments, schedules or exhibits thereto will be deemed to refer to “MCI.”
     In consideration of good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
1.	WORLDPHONE® CALLING CARD SERVICE. Commencing within ten (10) business days following the date this Amendment No. 16 has been fully executed by both parties and delivered to Customer (the “WORLDPHONE® Commencement Date”), the Attachment for CALLING CARD Service attached to the TSA will be canceled in its entirety (including all applicable schedules and exhibits) and will be superseded by the Attachment for WORLDPHONE® CALLING CARD Service attached hereto; provided, however, with respect to any CALLING CARD Service currently in existence with MCI as of the WORLDPHONE® Commencement Date (the “Existing CALLING CARD Service”), Existing CALLING CARD Service, if any, will maintain the same rates and discounts, if any, as currently set forth in the Attachment for CALLING CARD Service. Commencing within one hundred twenty (120) days following the WORLDPHONE® Commencement Date (which date will be determined by MCI in it sole discretion, the “Transition Date”), the Existing CALLING CARD Service will be subject to the terms and conditions (including rates and discounts, if any) of the Attachment for WORLDPHONE® CALLING CARD Service.

2.	SPECIAL RATES FOR WORLDPHONE® CALLING CARD SERVICE:
(A) Notwithstanding anything to the contrary contained in this Agreement or the Attachment for CLASSIC CARRIER ORIGINATION Service, the Attachment for CLASSIC SWITCHLESS/END USER DEDICATED Services, the Attachment for CLASSIC CARRIER TERMINATION Service, commencing with the WORLDPHONE® Commencement Date (described in Section 1 above), Customer’s special rates for WORLDPHONE® CALLING CARD Service will be the respective rates per minute set

6/1A/99	Page 1 of 2 CONFIDENTIAL	TSA #VTE — 001019

forth below. All other rates will be as set forth in this Agreement or the Attachment for WORLDPHONE® CALLING CARD Service.

JURISDICTION	RATE
INTERSTATE (within the 48 contiguous United States)	SEE Exhibit 1
INTRASTATE (within the 48 contiguous United States)*	SEE Exhibit 1

*	NOT SUBJECT TO DISCOUNT.
(B) Notwithstanding anything to the contrary contained in this Agreement, MCI reserves the right to modify the special rates described in Subsection (A) above (which charge modifications shall not exceed then-current generally available MCI charges for comparable services), upon not less than thirty (30) calendar days’ prior notice to Customer (facsimile being acceptable), which notice will state the effective date for the charge modification.
3.	OTHER TERMS AND CONDITIONS. Except as specifically amended or modified herein, the terms and conditions of the Agreement will remain in full force and effect throughout the Service Term and any extensions thereof.
     IN WITNESS WHEREOF, the parties have entered into this Amendment No. 16 on the date first written above.

VALOR TELECOMMUNICATIONS		MCI WORLDCOM NETWORK
ENTERPRISES, L.L.C.		SERVICES, INC.

By:	/s/ Grant Raney	By:	/s/ Peter M. Cassidy
	(Signature)		(Signature)

	Grant Raney		Peter M. Cassidy

	(Print Name)		(Print Name)

	Senior Vice President Operations, Sales & Marketing		VP, Wholesale Services

	(Title)		(Title)

	3/29/05		4/6/05

	Date		(Date)
Attachments:
Attachment for WORLDPHONE® CALLING CARD Service
Exhibit No. 1 — Special Rates for WORLDPHONE® CALLING CARD Service

6/1A/99	Page 2 of 2 CONFIDENTIAL

ATTACHMENT FOR WORLDPHONE® CALLING CARD SERVICE
     This Attachment for WORLDPHONE® CALLING CARD Service is made by and between Valor Telecommunications Enterprises, L.L.C. (“Customer”) and MCI WORLDCOM Network Services, Inc (“MCI”) and is a part of their Telecommunications Services Agreement for Switched Services (TSA). Capitalized terms not defined herein shall have the meaning ascribed to them in the TSA, the PET or the applicable Attachment(s). NOTE: ANY MODIFICATIONS, ADDITIONS OR DELETIONS FROM THIS ATTACHMENT WILL NOT BE EFFECTIVE UNLESS SPECIFICALLY SET FORTH IN THE PET.
     During the Service Term of the Agreement, MCI will provide “WORLDPHONE® CALLING CARD Service” or WORLDPHONE® Service” which is accessed only by dialing the unique toll free access number assigned by MCI to Customer.
I.	CALLING CARD SERVICE CHARGES.
(A) For purposes of this Attachment, Customer’s “Switched Services Revenue” will be comprised of (i) Customer’s gross (i.e., prior to the application of discounts) measured and per call WORLDPHONE® Service charges described below (i.e., interstate, intrastate and international), (ii) Customer’s WORLDPHONE® Service Surcharges described below, and (iii) Customer’s WORLDPHONE® Feature Service charges described below. Further, for purposes of this Attachment, “U.S.” refers to the 48 contiguous United States and “EDL” (Extended Domestic Location) refers to Alaska, Hawaii, Puerto Rico, Guam, Northern Marianas Islands and the United States Virgin Islands. “Feature Services Monthly Usage” shall mean Customer’s monthly combined recurring and usage charges for Feature Services at the rates set forth above not including taxes and surcharges.
(B)	Rates Per Minute.
(i)	INTERSTATE (Calls within U.S.)

SEE Schedule CC-A.

(ii)	INTRASTATE (Calls within U.S.) (NOT SUBJECT TO DISCOUNT)

SEE Schedule CC-A.

(iii)	INTERNATIONAL TERMINATION (Calls originating in the U.S. or EDL) (NOT SUBJECT TO DISCOUNT).

SEE Schedule CC-B.

(iv)	INTERNATIONAL ORIGINATION (Calls terminating in the U.S. or EDL) (NOT SUBJECT TO DISCOUNT).

SEE Schedule CC-C.

(v)	INTERNATIONAL ORIGINATION (Calls terminating in an International Location) (NOT SUBJECT TO DISCOUNT).

4/14/03	Page 1 of 3 CONFIDENTIAL	TSA #VTE 001019

The rate will be the sum of (x) the applicable International Termination rate set forth on Schedule CC-B, and (y) the applicable International Origination rate set forth on Schedule CC-C.

(vi)	EXTENDED DOMESTIC LOCATION (Calls within EDL)

SEE Schedule CC-D.
II.	FRAUD DETECTION PROCEDURES.
Customer shall be responsible for any and all fraud associated with its usage of WORLDPHONE® Service, except as set forth below:
(1) All calling card calls will be validated by MCI to permit only those calls authorized or facilitated by Customer or legitimate cardholders. MCI will, at the direction of Customer, preclude all calls utilizing expired or terminated calling card numbers compared against an authorized list provided by Customer and MCI will be responsible for all fraudulent use, unauthorized use, misuse, or abuse of calling cards occurring after MCI receives actual notice of the expiration or termination of a calling card or receives specifically detailed written notification concerning any card which has been lost, stolen, compromised or which Customer has reason to believe is or may be used fraudulently.
(2) In addition, all WORLDPHONE® Service calls will be monitored by MCI for misuse on a twenty four (24) hour a day, seven (7) days a week basis. MCI shall establish fraud prevention, detection and minimization procedures so that fraudulent use arising from lost or stolen calling cards and potential disruption to authorized cardholders will be minimized.
(3) In the event MCl’s unable to contact Customer of suspected abuse of the WORLDPHONE® Service, in order to minimize potential abuse, MCI may deactivate any calling card which has exceeded established fraud detection parameters or which MCI has reason to believe is or may be used fraudulently. In such event MCI will have no liability to Customer or any End User in connection with such deactivation or failure to deactivate such calling card.

4/14/03	Page 2 of 3 CONFIDENTIAL

     IN WITNESS WHEREOF, authorized parties on behalf of their respective entities have initialed this Attachment for WORLDPHONE® CALLING CARD Service as of the date shown below.

VALOR TELECOMMUNICATIONS	MCI WORLDCOM NETWORK
ENTERPRISES, L.L.C.	SERVICES, INC.

Customer’s Initials /s/ Grant Raney Sr. V.P	MCI’s Initials /s/ Peter M. Cassidy

Date: 3/29/05	Date: 4/6/05
Schedules:
Schedule CC-A = WORLDPHONE® Service Charges; Feature Service Charges
Schedule CC-B = WORLDPHONE® International Termination Rates (U.S. or EDL to International locations)
Schedule CC-C = WORLDPHONE® International Origination Rates (International locations to U.S. or EDL)
Schedule CC-D = WORLDPHONE® Extended Domestic Location Rates

4/14/03	Page 3 of 3 CONFIDENTIAL

Exhibit No. 1
Special Rates for WORLDPHONE CALLING CARD SERVICE
Classic Interstate Pricing

Base rate per minute
Classic Intrastate Pricing

State	Calling Card Intrastate Rate
AL
AR
AZ
CA
CO
CT
DC
DE
FL
GA
IA
ID
IL
IN
KS
KY
LA
MA
MD
ME
Ml
MN
MO
MS
MT
NC
ND
NE
NH
NJ
NM
NV
NY
OH
OK
OR
PA
Rl
SC
SD
TN
TX
UT
VA
VT
WA
Wl
WV
WY

Valor Telecommunications Enterprises, L.L.C.	1 of 1

WORLDPHONE Calling Card
Schedule CC-A (Classic & ABB)
The Following Program Will Be Available For Contracts After December
21, 2001. (For existing customers, a new addendum to the contract will need to be signed and Pricing approval is required)
Classic and ABB Interstate Pricing

Base rate per minute
Classic and ABB Intrastate Pricing

State	Calling Card Intrastate Rate
AL
AR
AZ
CA
CO
CT
DC
DE
FL
GA
IA
ID
IL
IN
KS
KY
LA
MA
MD
ME
Ml
MN
MO
MS
MT
NC
ND
NE
NH
NJ
NM
NV
NY
OH
OK
OR
PA
Rl
SC
SD
TN
TX
UT
VA
VT
WA
Wl
WV
WY
1 of 3

WORLDPHONE Calling Card
Schedule CC-A (Classic & ABB)
Classic and ABB Interstate and EDL Discounts*

Monthly Revenue ($1000’s)	Discount
$0 — $74,999
$75,000 — $124,999
$125,000 — $174,999
$175,000 — $224,999
$225,000 — Over

*	Discount only applicable to calls between US and EDL.
Billing Increments

?	Domestic	18	second minimum, 6 second increments
?	International Termination	18	second minimum, 6 second increments
?	International Origination	60	second minimum, 60 second increments
Calling Card Call Surcharges

FROM	TO	Direct Dial
Within the 48 contiguous United States (“U.S.”)	U.S. (Interstate)
U.S.	U.S. (Intrastate)
EDL**	U.S.
EDL**	International locations (excluding Canada)
U.S., EDL**	EDL**
U.S., EDL**	Canada
U.S.	International locations
Canada	U.S.
Canada	EDL**
Canada	International locations (including Canada)
International locations	U.S., EDL**, International

**	EDL includes: Alaska, Hawaii, Puerto Rico, United States Virgin Islands, Guam and N Mariana Islands
2 of 3

WORLDPHONE Calling Card
Schedule CC-A (Classic & ABB)
STAR Feature Surcharges
     1. Star (*) 2 for Conference Calling

FEATURE	CHARGE
Set-up Fee
Bridgeport Fee: Within the U.S.
Bridgeport Fee: Canada
Bridgeport Fee: Mexico
Bridgeport Fee: International
     2. Star (*) 3 for Flex Routing/Voice Mall: No Charge
     3. Star (*) 4 for Star Messenger:

FEATURE	CHARGE
U.S. to U.S.
International location to U.S.
US to International
US to Canada and EDL
International to International
International to Canada and EDL
Message Status
     4. Star (*) 9 — 1 through 9—9 for Speed Dial or Star (*) 9—0 for Speed Dial Programming: No charge
Operator Service & DA Surcharges
Operator Services

Station to Station — Domestic
Station to Station — Canada
Station to Station — Intl
Person to Person — Domestic
Person to Person — Canada
Person to Person — Intl
Directory Assistance

Domestic — Interstate
Domestic — Intrastate
Canada
Alaska
Guam
Hawaii
N Mariana Islands
Puerto Rico
US Virgin Islands
International
3 of 3

WORLDPHONE CALLING CARD
SCHEDULE CC-B
Calling Card International Termination
Rates for Classic & ABB
US to International

Country	Rate Per Minute
Afghanistan
Albania
Algeria
American Samoa
Andorra
Angola
Anguilla
Antarctica
Antigua
Argentina
Armenia
Aruba
Ascension Island
Australia
Austria
Azerbaijan
Bahamas
Bahrain
Bangladesh
Barbados
Belarus
Belgium
Belize
Benin
Bermuda
Bhutan
Bolivia
Bosnia
Botswana
British Virgin Islands
Brazil
Brunei
Bulgaria
Burkina Faso
Burundi
Cambodia
Cameroon
Canada
Cape Verde Islands
Cayman Islands
Central African Rep
Chad Republic
Chile
China
Colombia
Comoros Island

WORLDPHONE CALLING CARD
SCHEDULE CC-B
Calling Card International Termination
Rates for Classic & ABB
US to International

Country	Rate Per Minute
Congo
Cook Islands
Costa Rica
Croatia
Cuba
Cyprus
Czech Republic
Denmark
Diego Garcia
Djibouti
Dominica
Dominican Republic
Ecuador
Egypt
El Salvador
Equatorial Guinea
Eritrea
Estonia
Ethiopia
Falkland Islands
Faroe Islands
Fiji Islands
Finland
France
French Antilles
French Guiana
French Polynesia
Gabon Republic
Gambia
Georgia
Germany
Ghana
Gibraltar
Greece
Greenland
Grenada
Guadeloupe
Guatemala
Guinea
Guinea Bissau
Guyana
Haiti
Honduras
Hong Kong
Hungary
Iceland

WORLDPHONE CALLING CARD
SCHEDULE CC-B
Calling Card International Termination
Rates for Classic & ABB
US to International

Country	Rate Per Minute
India
Indonesia
Inmarsat A
Inmarsat B
Inmarsat M
Inmarsat Mini M
Iran
Iraq
Ireland
Israel
Italy
Ivory Coast
Jamaica
Japan
Jordan
Kenya
Kiribati
North Korea
South Korea
Kuwait
Kyrgyzstan
Laos
Latvia
Lebanon
Lesotho
Liberia
Libya
Liechtenstein
Lithuania
Luxembourg
Macau
Macedonia
Madagascar
Malawi
Malaysia
Maldives
Mali Rep
Malta
Marshall Islands
Mauritania
Mauritius
Mexico
Micronesia
Moldova
Monaco
Mongolia

WORLDPHONE CALLING CARD
SCHEDULE CC-B
Calling Card International Termination
Rates for Classic & ABB
US to International

Country	Rate Per Minute
Montserrat
Morocco
Mozambique
Myanmar
Namibia
Nauru
Nepal
Netherlands
Netherlands Antilles
New Caledonia
New Zealand
Nicaragua
Niger
Nigeria
Niue Island
Norway
Oman
Pakistan
Palau
Panama
Papua New Guinea
Paraguay
Peru
Philippines
Poland
Portugal
Qatar
Reunion Island
Romania
Russia
Rwanda
San Marino
Sao Tome
Saudi Arabia
Senegal
Seychelles Island
Sierra Leone
Singapore
Slovakia
Slovenia
Solomon Islands
Somalia
South Africa
Spain
Sri Lanka
St. Helena

WORLDPHONE CALLING CARD
SCHEDULE CC-B
Calling Card International Termination
Rates for Classic & ABB
US to International

Country	Rate Per Minute
St. Kitts/Nevis
St. Lucia
St. Pierre & Mequelon
St. Vincent
Sudan
Suriname
Swaziland
Sweden
Switzerland
Syria
Taiwan
Tanzania
Thailand
Togo
Tonga
Trinidad/Tobago
Tunisia
Turkey
Turkmenistan
Turks/Caicos
Tuvalu
Uganda
Ukraine
United Arab Emirates
United Kingdom
Uruguay
Uzbekistan
Vanuatu
Vatican City
Venezuela
Vietnam
Wallis/Futuna
Western Samoa
Yemen
Yugoslavia
Zaire
Zambia
Zimbabwe
Zimbabwe

WORLDPHONE CALLING CARD
SCHEDULE CC-C
Calling Card International Origination
Rate for Classic & ABB
US to International

Country	Rate Per Minute
American Samoa
Angilla
Antigua
Argentina
Armenia
Aruba
Australia
Austria
Bahamas
Bahrain
Bangladesh
Barbados
Belarus
Belgium
Belize
Bermuda
Bolivia
Br Virgin Islands
Brazil
Brunei
Bulgaria
Canada
Cayman Islands
Chile
China
Colombia
Cook Islands
Costa Rica
Croatia
Cyprus
Czech Republic
Denmark
Dominica
Dominican Republic
Ecuador
Egypt
El Salvador
Estonia
Fiji Islands
Finland
France
French Antilles
French Guiana
Gabon
Gambia
Georgia
Germany
Ghana
4/15/03

1 of 3

WORLDPHONE CALLING CARD
SCHEDULE CC-C
Calling Card International Origination Rate
for Classic & ABB
US to International

Country	Rate Per Minute
Greece
Grenada
Guatemala
Guyana
Haiti
Honduras
Hong Kong
Hungary
Iceland
India-
Indonesia
Iran
Ireland
Israel
Italy
Ivory Coast
Jamaica
Japan
Jordan
Kazakhstan
Kenya
Korea (South)
Kuwait
Latvia
Lebanon
Liberia
Liechtenstein
Luxembourg
Macao
Macedonia
Malaysia
Malta
Marshall Islands
Mexico
Micronesia
Monaco
Montserrat
Morocco
Netherland Antilles
Netherlands
New Zealand
Nicaragua
Norway
Pakistan
Panama
Papa New Guinea
Paraguay
Peru
4/15/03

2 of 3

WORLDPHONE CALLING CARD
SCHEDULE CC-C
Calling Card International Origination Rate
for Classic & ABB
US to International

Country	Rate Per Minute
Philippines
Poland
Portugal
Qatar
Romania
Russia
San Marino
Saudi Arabia
Senegal
Singapore
Slovakia
Slovenia
Solomon Islands
South Africa
Spain
Sri Lanka
St Kitts/Nevis
St Vincent
St. Lucia
SWEDEN
Switzerland
Syria
Taiwan
Thailand
Trinidad/Tobago
Turkey
Turks and Ciacos
Uganda
Ukraine
United Arab Emirates
United Kingdom
Uruguay
Uzbekistan
Vatican City
Venezuela
Vietnam
Yemen
Zambia
4/15/03

3 of 3

WORLDPHONE
Schedule CC-D
Classic & ABB
Extended Domestic (EDL) Calling Card Rates for Classic & ABB

Intrastate	Rate
Alaska
Hawaii
Puerto Rico
US Virgin Islands
Guam
North Mariana Island
EDL to EDL

Orig Location	Term Location	Rate
Alaska	Hawaii
Alaska	Puerto Rico
Alaska	US Virgin Islands
Alaska	Guam
Alaska	North Mariana Island

Orig Location	Term Location	Rate
Puerto Rico	Alaska
Puerto Rico	Hawaii
Puerto Rico	US Virgin Islands
Puerto Rico	Guam
Puerto Rico	North Mariana Island

Orig Location	Term Location	Rate
North Mariana Island	Alaska
North Mariana Island	Hawaii
North Mariana Island	PuertoRico
North Mariana Island	US Virgin Islands
North Mariana Island	Guam
Calls Originating in EDL

Location	Rate
Alaska
Hawaii
Puerto Rico
US Virgin Islands
Guam
North Mariana Island

Orig Location	Term Location	Rate
Hawaii	Alaska
Hawaii	Puerto Rico
Hawaii	US Virgin Islands
Hawaii	Guam
Hawaii	North Mariana Island

Orig Location	Term Location	Rate
US Virgin Islands	Alaska
US Virgin Islands	Hawaii
MS Virgin Islands	Puerto Rico
US Virgin Islands	Guam
US Virgin Islands	North Mariana Island

Orig Location	Term Location	Rate
Guam	Alaska
Guam	Hawaii
Guam	Puerto Rico
Guam	US Virgin Islands
Guam	North Mariana Island
Calls Terminating in EDL

Location	Rate
Alaska
Hawaii
Puerto Rico
US Virgin Islands
Guam
North Mariana Island
1 of 1